UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2003

THE TORO COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-8649 (Commission File Number)	41-0580470 (I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota 55420 Telephone number: (952) 888-8801

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure; (Item 12. Results of Operations and Financial Condition)
SIGNATURES
EXHIBIT LIST
EX-4.(b) Amended Certificate of Incorporation
EX-4.(c) Bylaws of Registrant, as Amended
EX-99 Press Release

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Item 9.	Regulation FD Disclosure; (Item 12. Results of Operations and Financial Condition)

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition” is furnished under “Item 9. Regulation FD Disclosure.” On May 28, 2003, The Toro Company announced its earnings for the three and six months ended May 2, 2003. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of The Toro Company’s press release in connection with the announcement. The information is not deemed filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent The Toro Company specifically incorporates the information by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY (Registrant)

Date: May 28, 2003	By	/s/ Stephen P. Wolfe
Stephen P. Wolfe Vice President Finance, Treasurer and Chief Financial Officer (duly authorized officer and principal financial officer)

EXHIBIT LIST

EXHIBIT NUMBER		DESCRIPTION
4	Instruments defining the rights of security holders, including indentures:

	4(a)	Specimen form of Common Stock certificate (incorporated by reference to Exhibit 4(c) to Registrant’s Registration Statement on Form S-8, Registration No. 2-94417).

	4(b)	Amended and Restated Certificate of Incorporation of Registrant (filed herewith).

	4(c)	Bylaws of Registrant, as amended (filed herewith).

	4(d)	Rights Agreement dated as of May 20, 1998, between Registrant and Wells Fargo Bank Minnesota, N.A., relating to rights to purchase Series B Junior Participating Voting Preferred Stock (incorporated by reference to Exhibit 1 to Registrant’s Current Report on Form 8-K dated May 27, 1998, Commission File No. 1-8649).

	4(e)	Certificate of Adjusted Purchase Price or Number of Shares dated April 14, 2003 filed by Registrant with Wells Fargo Bank Minnesota, N.A., as Rights Agent, in connection with Rights Agreement dated as of May 20, 1998 (incorporated by reference to Exhibit 2 to Registrant’s Amendment No. 1 to Registration Statement on Form 8-A/A dated April 14, 2003, Commission File No. 1-8649).

	4(f)	Indenture dated as of January 31, 1997 between Registrant and First National Trust Association, as Trustee, relating to Registrant’s 7.125% Notes due June 15, 2007 and its 7.80% Debentures due June 15, 2027 (incorporated by reference Exhibit 4(a) to Registrant’s Current Report on Form 8-K for June 24, 1997, Commission File No. 1-8649).

99	Other

Registrant’s press release dated May 28, 2003 (furnished herewith).